UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  December 10, 2015
BRAZIL MINERALS, INC
(Exact name of registrant as specified in its charter)
Nevada	000-55191	39-2078861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

155 North Lake Avenue, Suite 800
Pasadena, CA 91101
 (Address of principal executive offices, including zip code)

(213) 590-2500
(Registrant's telephone number, including area code)
Not applicable
 (Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, they are subject to several risks and uncertainties.
Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.
As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections and may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events.
You are advised to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.  Other factors besides those discussed in this Current Report could also adversely affect us.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The following amendments to the By-laws of Brazil Minerals, Inc. (the "Company") were approved by its Board of Directors:

1.	Article III, Section 4 was amended to provide that notice of a special meeting of directors can be given by e-mail and facsimile in addition to by telephone.

2.	Article VII, regarding indemnification of officers and directors, was amended in its entirety to broaden its scope and provide greater clarity.

3.	A new Article XIII was added to provide that in the event that any current or prior stockholder of the Company or anyone on their behalf ("Claiming Party") initiates or asserts any claim or counterclaim ("Claim") or joins, offers assistance to, or has a direct interest in any Claim against the Company and/or any of its stockholders, officers, or directors (together, the Company and/or any of its stockholders, officers, or directors are henceforth called "Receiving Parties") and the Claiming Party does not obtain a favorable judgment on the merits of its Claim, then each Claiming Party shall be obligated jointly and severally to reimburse the Receiving Parties for all fees, costs and expenses of every kind and description that the Receiving Parties may incur in connection with such Claim.

As a result of the foregoing amendments, the By-laws have been restated and a copy of the Amended and Restated By-laws is filed herewith as Exhibit 3.1.

Item 9.01    Financial Statements and Exhibits
 (d)     Exhibits
Exhibit Number	Description

3.1	Amended and Restated By-laws of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
BRAZIL MINERALS, INC.

Dated: December 11, 2015	By:	/s/ Marc Fogassa
Name: Marc Fogassa Title: Chief Executive Officer